Exhibit 10.9

CLARIVATE ANALYTICS PLC
Friars House
160 Blackfriars Road
London SE1 8EZ

January 18, 2020

To the Investor Shareholders
Under the Below-Referenced Registration Rights Agreement

Re:Waiver and First Amendment to Registration Rights Agreement

Dear Sirs:

We refer to the Amended and Restated Registration Rights Agreement, dated as of May 13, 2019, by and among Clarivate Analytics Plc, a public limited company organized under the laws of the Island of Jersey (the “Company”), Churchill Capital Corp, a Delaware corporation, Churchill Sponsor LLC, a Delaware limited liability company, and the other Holders identified on the signature pages thereto (the “Registration Rights Agreement”); capitalized terms being used herein as therein defined.

On January 17, 2020, the Company announced that it had signed a definitive agreement to acquire Decision Resources Group for $950 million, $900 million of which is payable in cash (together with any additional cash used by the Company to pay expenses incidental to such acquisition, the “DRG Cash Consideration”). The Company intends to conduct one or more registered offerings of Company Shares (each, a “DRG Primary Equity Offering”) in order to:  (i) finance all or a portion of the DRG Cash Consideration or (ii) repay any indebtedness that may be incurred by the Company in order to finance all or a portion of the DRG Cash Consideration. The Company has requested, and you have agreed, to waive any and all notice, registration, piggy-back and other rights of Holders under the Registration Rights Agreement solely in connection with any DRG Primary Equity Offering that is completed on or prior to May 16, 2020.

In addition, in connection with any other future filing by the Company of a Registration Statement under the Securities Act, or any other Public Offering, for which advance written notice to Holders of Registrable Securities is required to be given under Section 2.2.1 of the Registration Rights Agreement, the Company has requested, and you have agreed, that Section 2.2.1 of the Registration Rights Agreement is hereby amended to reduce the timeframe for the Company to provide such notice to Holders from “no less than ten (10) days” to “no less than five (5) days;”  and the Company shall include in any such Registration Statement or Public Offering all such Registrable Securities which are requested to be included therein within five (5) days after the Company has given such notice, in each case, on the terms and subject to the conditions set forth in the Registration Rights Agreement (except as  amended pursuant to this sentence).

Kindly confirm your agreement to the foregoing by signing in the space provided below, whereupon the Registration Rights Agreement shall be deemed amended (and the waiver thereunder granted) pursuant to Sections 7.2 and 8.5 thereof on the terms specified above as of the date first above written.  Except as amended hereby, the Registration Rights Agreement shall continue, without amendment, in full force and effect from and after the date first above written.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflicts of law.

Very truly yours,

CLARIVATE ANALYTICS PLC

By:	/s/ Jerre L. Stead
Name:	Jerre L. Stead
Title:	Chief Executive Officer

Confirmed and agreed.

ONEX SHAREHOLDERS:

NEW PCO II INVESTMENTS LTD

By:	/s/ Christopher A. Govan
Name: Christopher A. Govan
Title: Vice President

By:	/s/ Michelle Iskander
Name: Michelle Iskander
Title: Secretary

ONEX PARTNERS HOLDINGS LLC

By:	/s/ Matthew Ross
Name: Matthew Ross
Title: Managing Director

ONEX PARTNERS IV LP
By: Onex Partners IV GP LP, its general partner
By: Onex Partners Manager LP, its agent
By: Onex Partners Manager GP ULC, its general partner

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Managing Director

By:	/s/ Matthew Ross
Name: Matthew Ross
Title: Managing Director

ONEX PARTNERS IV PV LP
By: Onex Partners IV GP LP, its general partner
By: Onex Partners IV GP LLC, its general partner

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Managing Director

By:	/s/ Matthew Ross
Name: Matthew Ross
Title: Managing Director

ONEX PARTNERS IV SELECT LP
By: Onex Partners IV GP LLC, its general partner
By: Onex Partners Manager LP, its agent
By: Onex Partners Manager GP ULC, its general partner

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Managing Director

By:	/s/ Matthew Ross
Name: Matthew Ross
Title: Managing Director

ONEX PARTNERS IV GP LP
By: Onex Partners Manager LP, its agent
By: Onex Partners Manager GP ULC, its general partner

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Managing Director

By:	/s/ Matthew Ross
Name: Matthew Ross
Title: Managing Director

ONEX US PRINCIPALS LP
By: Onex US Principals GP LLC

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Director

ONEX CAMELOT CO-INVEST LP
By: Onex Partners IV GP LP, its general partner
By: Onex Partners Manager LP, its agent
By: Onex Partners Manager GP ULC, its general partner

By:	/s/ Joshua Hausman
Name: Joshua Hausman
Title: Managing Director

By:	/s/ Matthew Ross
Name: Matthew Ross
Title: Managing Director

BARING SHAREHOLDER

ELGIN INVESTMENT HOLDINGS LIMITED

By:	For and on behalf of VSG Corporate Limited
/s/ Siddharth Swarup
Name: VSG Corporate Limited
Title: Director

The undersigned hereby consents to the amendments to (and the waiver granted under) the Registration Rights Agreement pursuant to Sections 7.2 and 8.5 thereof on the terms described above on behalf of each Sponsor Holder.

SPONSOR REPRESENTATIVE

JERRE L. STEAD
solely in his capacity as Sponsor Representative

By:	/s/ Jerre L. Stead
Name: Jerre L. Stead
Title: Chief Executive Officer